Exhibit 99.1

COURTYARD
Marriott
COURTYARD
Marriott

APPLE HOSPITALITY REIT

2015

FIRST QUARTER REPORT

MARCH 31, 2015

Dear Shareholder

Greetings from Apple Hospitality REIT, Inc. (the “Company” or “Apple Hospitality”). We recently wrote to inform you of our intention to list the common shares of Apple Hospitality on the New York Stock Exchange (NYSE) under the ticker symbol “APLE” and on May 18, 2015, we completed the listing process and the Company’s shares are now trading on the NYSE. The decision to list Apple Hospitality’s common shares on the NYSE was the result of careful consideration by management, together with our Board of Directors and in consultation with our financial advisor, Merrill Lynch, Pierce, Fenner & Smith Incorporated. Based on the current capital markets environment, we believe the listing will provide Apple Hospitality with a strong platform from which to maximize the value of your shares. Being listed also provides you the opportunity to make your own investment decisions with respect to liquidity or continued ownership of Apple Hospitality’s common shares. As a publicly traded company, we intend to operate with the same guiding principles of providing our shareholders with attractive distributions and maximizing shareholder value.

During the first quarter of this year, the hotel industry continued to post gains in performance. As compared to the same period of 2014, our portfolio of hotels achieved increases in Comparable Hotel(C) occupancy, average daily rate (ADR) and revenue per available room (RevPAR) of approximately three, five and eight percent, respectively. Comparable Hotel occupancy, ADR and RevPAR were 74.0 percent, $126.56 and $93.69, respectively, for the three month period ended March 31, 2015. Hotel industry analysts and the Company anticipate demand for lodging and nightly rates will continue to improve and have forecast a mid to upper-single digit percentage increase in RevPAR for 2015 as compared to 2014.

During the first quarter of 2015, we completed the previously disclosed sale of 18 properties for approximately $206 million and recognized a gain on sale of approximately $16 million. A portion of the proceeds from the sale was used to reduce the Company’s outstanding balance on its revolving credit facility. The Company plans to use the increased availability under its revolving credit facility and cash on hand to purchase additional hotel properties and fund hotel renovations. The Company currently has contracts to purchase four hotels with a combined purchase price of approximately $127 million.

Modified funds from operations (MFFO)(B) for the first quarter of this year totaled $62.8 million, or $0.17 per share(A). MFFO for the same period of 2014 totaled $44.7 million, or $0.18 per share(A). As a result of the dispositions discussed above and the Company’s mergers with Apple REIT Seven, Inc. and Apple REIT Eight, Inc. in the first quarter of 2014, it is our expectation that year-over-year comparisons will become more meaningful over time. During the first quarter of 2015, the Company paid $0.17 per share(A) in distributions. As a publicly traded company, Apple Hospitality’s Board of Directors anticipates that the Company will continue to pay distributions on a monthly basis, and has authorized a monthly distribution at an annual rate of $1.20 (equivalent to $0.60 pre-reverse split) per common share. This new distribution rate will be payable effective with the planned June 15, 2015 distribution to shareholders of record at the close of business on May 29, 2015. The Board of Directors, in consultation with management, will continue to regularly monitor the Company’s distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

Apple Hospitality’s commitment to maximizing shareholder investments will continue to guide our strategic business decisions and we look forward to our future. For additional information about the Company, we refer you to Apple Hospitality’s website at www.applehospitalityreit.com and public filings with the Securities and Exchange Commission also available at www.sec.gov. As always, thank you for your investment in Apple Hospitality.

Sincerely,

Glade M. Knight, Executive Chairman	Justin G. Knight, President and Chief Executive Officer

STATEMENTS OF OPERATIONS (Unaudited)
	Three months ended	Three months ended
(In thousands except statistical data)	March 31, 2015	March 31, 2014
REVENUES
Room revenue	$192,013	$125,442
Other revenue	18,339	11,679
Total revenue	$210,352	$137,121

EXPENSES AND OTHER INCOME
Direct operating expense	$54,605	$35,256
Other hotel operating expenses	82,282	51,482
General and administrative	5,547	2,519
Depreciation	30,719	19,559
Series B convertible preferred share expense	-	117,133
Transaction and potential listing costs	1,224	2,110
Interest and other expense, net	7,737	3,524
Total expenses	$182,114	$231,583
Gain on sale of real estate	15,629	-

NET INCOME
Net income (loss)	$43,867	$(94,462)
Unrealized gain (loss) on interest rate derivative	(274)	468
Comprehensive income (loss)	$43,593	$(93,994)
Net income (loss) per share (A)	$0.12	$(0.38)

MODIFIED FUNDS FROM OPERATIONS (B)
Net income (loss)	$43,867	$(94,462)
Depreciation of real estate owned	30,489	19,483
Gain on sale of real estate	(15,629)	-
Amortization of favorable and unfavorable leases, net	2,023	104
Funds (loss) from operations	$60,750	$(74,875)
Series B convertible preferred share expense	-	117,133
Transaction and potential listing costs	1,224	2,110
Non-cash straight-line ground lease expense	850	294
Modified FFO (MFFO)	$62,824	$44,662
FFO per share (A)	$0.16	$(0.30)
MFFO per share (A)	$0.17	$0.18

WEIGHTED-AVERAGE SHARES OUTSTANDING (A)	372,892	248,665

OPERATING STATISTICS
Occupancy (C)	74.0%	72.1%
Average daily rate (C)	$126.56	$120.87
RevPAR (C)	$93.69	$87.11
Number of hotels	173	188
Distributions per share (A)	$0.17	$0.19

BALANCE SHEET HIGHLIGHTS (Unaudited)
(In thousands)	March 31, 2015	December 31, 2014
ASSETS
Investment in real estate, net	$3,482,039	$3,492,821
Assets held for sale	-	195,588
Cash and cash equivalents	46,905	-
Other assets	105,429	91,340
Total assets	$3,634,373	$3,779,749

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$607,016	$709,570
Other liabilities	43,384	55,555
Total liabilities	650,400	765,125
Total shareholders’ equity	2,983,973	3,014,624
Total liabilities and shareholders’ equity	$3,634,373	$3,779,749

(A) On May 18, 2015, the Company implemented a 50% reverse stock split which is not reflected in the weighted average shares outstanding or per share amounts for the three months ended March 31, 2015 and 2014. (B) Funds from operations (FFO) is defined as net income (loss) (computed in accordance with generally accepted accounting principles —GAAP) excluding gains and losses from sales of real estate, plus depreciation, amortization and impairments of real estate assets. Modified FFO (MFFO) excludes transaction and potential listing costs, the non-cash conversion expense of the Series B convertible preferred shares and the non-cash impact of straight-line lease expense. The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income (loss) and cash flows as a measure of the Company’s activities in accordance with GAAP. The Company considers FFO and MFFO as supplemental measures of operating performance in the real estate industry, and along with the other financial measures included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015 and this Quarterly Report, including net income (loss), cash flow from operating activities, financing activities and investing activities, they provide investors with an indication of the performance of the Company. The Company’s definition of FFO and MFFO are not necessarily the same as such terms that are used by other companies. FFO and MFFO are not necessarily indicative of cash available to fund cash needs. (C) For purposes of operating statistics, the Company has defined Comparable Hotels as the 173 hotels owned as of the end of the reporting period. For the hotels acquired through the mergers with Apple REIT Seven, Inc. and Apple REIT Eight, Inc., the Company has included for comparison purposes results for those hotels during periods prior to the Company’s ownership (January and February of 2014) and excluded results for hotels sold during the periods.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at March 31, 2015 and the results of operations for the interim period ended March 31, 2015. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple Hospitality REIT, Inc. 2014 Annual Report.

Images from left to right: Homewood Suites, San Jose, CA; Residence Inn, Richmond, VA; Hampton Inn & Suites, Boise, ID; Residence Inn, Burbank, CA

Our Hotels

ALABAMA	MINNESOTA
Auburn, Birmingham (2), Dothan (2), Huntsville (2),	Rochester
Montgomery (2), Montgomery/Prattville
MISSISSIPPI
ALASKA	Hattiesburg (2), Tupelo
Anchorage
MISSOURI
ARIZONA	Kansas City (2), St. Louis (2)
Phoenix (2), Phoenix/Chandler (2), Tucson (3)
NEBRASKA
ARKANSAS	Omaha
Rogers (3), Springdale
NEW JERSEY
CALIFORNIA	Cranford, Mahwah, Mount Laurel, Somerset,
Agoura Hills, Burbank, Clovis (2), Cypress, Sacramento,	West Orange
San Bernardino, San Diego (4), San Diego/Oceanside,
San Jose, Santa Ana, Santa Clarita (3),	NEW YORK
Santa Clarita/Valencia, Tulare	Islip/Ronkonkoma, New York City

COLORADO	NORTH CAROLINA
Denver/Highlands Ranch (2)	Carolina Beach, Charlotte, Durham, Fayetteville (2),
Greensboro, Holly Springs, Wilmington, Winston-Salem
FLORIDA
Fort Lauderdale, Jacksonville, Lakeland, Miami (3),	OHIO
Orlando (2), Orlando/Sanford, Panama City,	Twinsburg
Panama City Beach, Sarasota, Tallahassee, Tampa (2)
OKLAHOMA
GEORGIA	Oklahoma City
Albany, Columbus (2), Macon, Savannah
PENNSYLVANIA
IDAHO	Philadelphia/Collegeville, Philadelphia/Malvern, Pittsburgh
Boise (2)
SOUTH CAROLINA
ILLINOIS	Columbia, Greenville, Hilton Head
Mettawa (2), Schaumburg, Warrenville
TENNESSEE
INDIANA	Chattanooga, Jackson, Johnson City, Memphis, Nashville (2)
Indianapolis, Mishawaka
TEXAS
KANSAS	Austin (5), Austin/Round Rock, Beaumont, Dallas,
Overland Park (3), Wichita	Dallas/Addison, Dallas/Allen (2),
Dallas/Arlington, Dallas/Duncanville, Dallas/Frisco,
LOUISIANA	Dallas/Grapevine, Dallas/Irving, Dallas/Lewisville,
Baton Rouge, Lafayette (2), New Orleans	El Paso (2), Fort Worth, Fort Worth/Burleson, Houston (2),
Houston/Stafford, San Antonio, Texarkana (3)
MARYLAND
Annapolis, Silver Spring	UTAH
Provo, Salt Lake City
MASSACHUSETTS
Andover, Marlborough, Westford (2)	VIRGINIA
Alexandria (2), Bristol, Charlottesville, Harrisonburg,
MICHIGAN	Manassas, Norfolk/Chesapeake, Richmond (3),
Detroit/Novi	Suffolk (2), Virginia Beach (2)

WASHINGTON
Seattle, Seattle/Kirkland, Tukwila, Vancouver

CORPORATE PROFILE Apple Hospitality REIT, Inc. (the “Company“) is a publicly traded real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Fairfield Inn & Suites® by Marriott®, Marriott® Hotels & Resorts, Renaissance® Hotels, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Embassy Suites Hotels®, Hampton Inn®, Hampton Inn & Suites®, Hilton®, Hilton Garden Inn®, Home2 Suites by Hilton® and Homewood Suites by Hilton® brands. As of March 31, 2015, the portfolio consisted of 173 hotels with 22,003 guestrooms in 32 states. The Company’s common shares are traded on the New York Stock Exchange (NYSE) under the ticker symbol “APLE.”

MISSION Apple Hospitality REIT, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

As always, we encourage our shareholders to know their investment and stay informed by reviewing information on our website at www.applehospitalityreit.com, as well as our filings with the Securities and Exchange Commission, which can be found on their website at www.sec.gov.

Cover image: Courtyard, Santa Clarita, CA

“Courtyard® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “Marriott® Hotels & Resorts,” “Renaissance® Hotels,” “Residence Inn® by Marriott®,” “SpringHill Suites® by Marriott®,” and “TownePlace Suites® by Marriott®” are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott® International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this Quarterly Report, whether relating to the hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this Quarterly Report.

“Embassy Suites Hotels®,” “Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to “Hilton®” mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this Quarterly Report, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this Quarterly Report.

This Quarterly Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality REIT, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties; the ability of the Company to implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Quarterly Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to those discussed in the section titled Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the three months ended March 31, 2015. Any forward-looking statement that the Company makes speaks only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law. This Quarterly Report is provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company.

CORPORATE HEADQUARTERS 814 East Main Street | Richmond, Virginia 23219 (804) 344-8121 | (804) 344-8129 FAX applehospitalityreit.com	INVESTOR INFORMATION For additional information about the Company, please contact: Kelly Clarke, Director of Investor Services (804) 727-6321 or kclarke@applereit.com